================================================================================
                     SECURITIES  AND  EXCHANGE  COMMISSION


                           Washington,  D.C.  20549


                        _______________________________


                                  FORM 8-K/A
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

--------------------------------------------------------------------------------

                                                             June 2, 1998
Date of Report (Date of earliest event reported):          (April 17, 1998)
                                                        ---------------------


                              CNB BANCSHARES, INC.
            -------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Indiana
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




          0-11510                                          35-1568731
  ------------------------                     -------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)



                  20 N.W. Third Street, Evansville, Indiana 47739
             ----------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)


                                 (812) 456-3400
                    -----------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5.          OTHER EVENTS.
---- --          ------------

     As previously reported by CNB Bancshares, Inc., an Indiana corporation (the "Registrant" or "CNB") on its Current Report on Form 8-K dated May 1, 1998 and filed with the Securities and Exchange Commission on May 1, 1998, (the "Original 8-K"), the Registrant completed its merger with Pinnacle Financial Services, Inc., a Michigan corporation ("Pinnacle") on April 17, 1998. The press release announcing the closing of the merger was filed as
Exhibit 99(a) to the Original 8-K. In connection with the merger, the Registrant will record charges of $30 million, net of taxes, or $.89 per share. The press release announcing the charges is filed herewith as Exhibit 99(b). The pro forma effects of the charges are reflected in the pro forma balance sheet as of March 31, 1998, included herewith and a summary of the combined financial results for the Registrant and Pinnacle for 1997 and the first quarter of 1998 is filed herewith as Exhibit 99(c).

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.
------           ---------------------------------

(a)     Financial Statements of Business Acquired:
        -----------------------------------------

Audited financial statements of Pinnacle required by this item were previously filed by the Registrant with the Original 8-K and are incorporated herein by reference.

(b)     Pro Forma Financial Information:
        -------------------------------

As previously undertaken by the Registrant in the Original 8-K, the following pro forma financial information giving effect to the acquisition of Pinnacle is submitted herewith:

        (1)    Pro Forma Summary Consolidated Balance Sheet as of March 31,
               1998.
        (2)    Pro Forma Summary Consolidated Balance Sheet as of December 31,
               1997.
        (3) Pro Forma Summary Statement of Income for the Three Months Ended March 31, 1998.
        (4) Pro Forma Summary Statements of Income for the Years Ended December 31, 1997, 1996 and 1995.
        (5)    Notes to Pro Forma Financial Statements.

(c)     Exhibits:
        --------

     The following exhibits are incorporated herein by reference:

Exhibit 2(a) Agreement and Plan of Merger, dated as of October 14, 1997, by and between CNB Bancshares, Inc., an Indiana corporation, and Pinnacle Financial Services, Inc., a Michigan corporation, is incorporated herein by reference from the Registration Statement on Form S-4 of CNB Bancshares, Inc. (No. 333-46837).

Exhibit 2(b) Stock Option Agreement, dated as of October 14, 1997, between CNB Bancshares, Inc., an Indiana corporation, and Pinnacle Financial Services, Inc., a Michigan corporation, is incorporated herein by reference from the Registration Statement on Form S-4 of CNB Bancshares, Inc. (No. 333-46837).

Exhibit 99(a) Press Release dated April 17, 1998 is incorporated herein by reference from the Original 8-K.


     The following exhibits are included with this Report:


Exhibit 23(a)    Consent of KPMG Peat Marwick LLP.

Exhibit 99(b)    Press Release dated June 2, 1998.

Exhibit 99(c)    Financial overview.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 2, 1998

                                                CNB BANCSHARES, INC.
                                             -------------------------
                                               (Registrant)

                                        By:  /s/ John R. Spruill
                                             --------------------------
                                                John R. Spruill
                                                Executive Vice President

                            PRO FORMA FINANCIAL DATA


     The unaudited pro forma combined condensed balance sheets as of March 31, 1998, and December 31, 1997, and the pro forma combined condensed statements of income for the three months ended March 31, 1998, and for each of the years in the three-year period ended December 31, 1997, give effect to the Merger based on the historical consolidated financial statements of CNB and its subsidiaries and the historical financial statements of Pinnacle and its subsidiaries, under the assumptions and adjustments set forth below.

     The pro forma financial statements have been prepared based upon the respective company's financial statements. These pro forma statements, which include results of operations as if the Merger had been effected on the first day of the periods presented and had been accounted for under the pooling of interests method of accounting, may not be indicative of the results that actually would have occurred if the Merger had been in effect on the dates indicated or which may be obtained in the future including the year ending December 31, 1998. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of CNB and Pinnacle.

             CNB BANCSHARES, INC./PINNACLE FINANCIAL SERVICES, INC. Unaudited Pro Forma Combined Condensed Balance Sheet
                                March 31, 1998
                                (In thousands)


                                                                                       Pro Forma     CNB/Pinnacle
                                                             CNB          Pinnacle    Adjustments     Pro Forma
                                                          ----------     ----------   ----------     -----------
                                                                                       Increase
                                                                                      (Decrease)
ASSETS:
     Cash and due from banks                              $110,814        $57,178                     $167,992
     Short-term money market investments                    13,109          7,663                       20,772
     Loans held for sale                                    35,105         16,854                       51,959
     Investment securities available for sale            1,480,971        385,560                    1,866,531
     Investment securities                                 220,967                                     220,967
     Loans, net of unearned income                       2,445,940      1,495,776                    3,941,716
     Less:  Allowance for loan losses                       34,694         20,514                       55,208
                                                        ----------     ----------                   ----------

          Net loans                                      2,411,246      1,475,262                    3,886,508
     Premises and equipment                                 76,437         28,585     (6,000) (2)       99,022
     Intangible assets                                      33,923         16,740                       50,663
     Interest receivable                                    30,014         15,035                       45,049
     Other assets                                           76,252         76,570    (11,700) (2)      141,122
                                                        ----------     ----------  ---------        ----------

          Total assets                                  $4,488,838     $2,079,447   ($17,700)       $6,550,585
                                                        ==========     ==========  =========        ==========

LIABILITIES:
     Deposits                                           $3,241,140     $1,419,757                   $4,660,897
     Repurchase agreements                                 476,985         60,562                      537,547
     Federal funds purchased and other short-term
          borrowings                                        95,959         32,637                      128,596
     FHLB advances and other long-term debt                287,663        366,337                      654,000
     Other liabilities                                      46,660         15,950     12,300  (2)       74,910
                                                        ----------     ----------  ---------        ----------

          Total liabilities                              4,148,407      1,895,243     12,300         6,055,950

SHAREHOLDERS' EQUITY:
     Common stock                                           20,432         19,110     (6,002) (1)       33,540
     Capital surplus                                       278,652         78,550      6,002  (1)      363,204
     Retained earnings                                      37,489         84,755    (30,000) (2)       92,244
     Accumulated other comprehensive income                  3,858          1,789                        5,647
                                                        ----------     ----------  ---------        ----------
          Total shareholders' equity                       340,431        184,204    (30,000)          494,635
                                                        ----------     ----------  ---------        ----------

          Total liabilities and shareholders' equity    $4,488,838     $2,079,447   ($17,700)       $6,550,585
                                                        ==========     ==========  =========        ==========




                     See Notes to Pro Forma Financial Data

             CNB BANCSHARES, INC./PINNACLE FINANCIAL SERVICES, INC. Unaudited Pro Forma Combined Condensed Balance Sheet
                             December 31, 1997
                               (In thousands)

                                                                                      Pro Forma     CNB/Pinnacle
                                                          CNB           Pinnacle     Adjustments      Pro Forma
                                                       ---------        --------     -----------      ---------
                                                                                      Increase
                                                                                     (Decrease)
Assets:
     Cash and due from banks                            $106,949        $49,209                       $156,158
     Short-term money market investments                  13,254          7,948                         21,202
     Loans held for sale                                  38,073         12,750                         50,823
     Investment securities available for sale          1,434,763        419,284                      1,854,047
     Investment securities                               230,903                                       230,903
     Loans, net of unearned income                     2,479,651      1,508,365                      3,988,016
     Less:  Allowance for loan losses                     34,694         20,528                         55,222
                                                      ----------     ----------                     ----------

          Net loans                                    2,444,957      1,487,837                      3,932,794

     Premises and equipment                               75,003         29,299                        104,302
     Intangible assets                                    31,216         17,109                         48,325
     Interest receivable                                  29,620         17,282                         46,902
     Other assets                                         75,485         74,777                        150,262
                                                      ----------     ----------      ---------      ----------

          Total assets                                $4,480,223     $2,115,495                     $6,595,718
                                                      ==========     ==========      =========      ==========

Liabilities:
     Deposits                                         $3,181,447     $1,433,108                     $4,614,555
     Repurchase agreements                               517,344         69,511                        586,855
     Federal funds purchased and other short-term
          Borrowings                                      94,220                                        94,220
     FHLB advances and other long-term debt              308,028        414,365                        722,393
     Other liabilities                                    44,716         17,516                         62,232

          Total liabilities                            4,145,755      1,934,500                      6,080,255

Shareholders' equity:
     Common stock                                         20,404         19,110      (6,030) (1)        33,484
     Capital surplus                                     280,873         78,094       6,030  (1)       364,997
     Retained earnings                                    28,569         81,764                        110,333
     Accumulated other comprehensive income                4,622          2,027                          6,649
                                                      ----------     ----------      ---------      ----------
          Total shareholders' equity                     334,468        180,995                        515,463
                                                      ----------     ----------      ---------      ----------

          Total liabilities and shareholders' equity  $4,480,223     $2,115,495                     $6,595,718
                                                      ==========     ==========      =========      ==========



                        See Notes to Pro Forma Financial Data

            CNB BANCSHARES, INC./PINNACLE FINANCIAL SERVICES, INC.
          Unaudited Pro Forma Combined Condensed Statement of Income
                      Three Months Ended March 31, 1998
                    (In thousands, except per share data)

                                                                          Pro Forma  CNB/Pinnacle
                                                     CNB       Pinnacle  Adjustments  Pro Forma
                                                   --------    --------  -----------  ----------
                                                                          Increase
                                                                         (Decrease)
Interest income                                    $84,366     $38,791     $           $123,157
Interest expense                                    44,821      20,971                   65,792
                                                   -------     -------     -------     --------

     Net interest income                            39,545      17,820                   57,365

Provision for loan loss                              2,416         900                    3,316

Net interest income after provision for losses      37,129      16,920                   54,049

Non-interest income                                 17,913       4,242                   22,155
Non-interest expense                                34,616      13,003                   47,619
                                                   -------     -------     -------     --------

Income before income taxes                          20,426       8,159                   28,585

Income taxes                                         6,800       2,203                    9,003
                                                   -------     -------     -------     --------

Net income                                         $13,626      $5,956     $            $19,582
                                                   =======     =======     =======     ========

Net income per share:
Basic                                                 $.67                                 $.58
Diluted                                                .66                                  .58

Average shares outstanding:
Basic                                               20,453                               33,553
Diluted                                             20,740                               33,937




                         See Notes to Pro Forma Financial Data

            CNB BANCSHARES, INC./PINNACLE FINANCIAL SERVICES, INC.
          Unaudited Pro Forma Combined Condensed Statement of Income
                        Year ended December 31, 1997
                    (In thousands, except per share data)

                                                                           Pro Forma   CNB/Pinnacle
                                                    CNB       Pinnacle    Adjustments   Pro Forma
                                                 --------     --------    -----------   ---------
                                                                           Increase
                                                                          (Decrease)
Interest income                                  $333,622     $167,072     $            $500,694
Interest expense                                  175,626       91,486                   267,112
                                                 --------     --------     --------     --------

     Net interest income                          157,996       75,586                   233,582

Provision for loan loss                            11,566       13,320                    24,886
                                                 --------     --------     --------     --------

Net interest income after provision for losses    146,430       62,266                   208,696

Non-interest income                                60,571       18,520                    79,091
Non-interest expense                              132,213       66,011                   198,224
                                                 --------     --------     --------     --------

Income before income taxes                         74,788       14,755                    89,563

Income taxes                                       25,130        4,559                    29,689
                                                 --------     --------     --------     --------

Net income                                        $49,658      $10,216     $             $59,874
                                                  =======      =======     ========     ========

Net income per share:
Basic                                               $2.42                                  $1.80
Diluted                                              2.37                                   1.78

Average shares outstanding:
Basic                                              20,553                                 33,258
Diluted                                            21,040                                 33,801



                          See Notes to Pro Forma Financial Data

            CNB BANCSHARES, INC./PINNACLE FINANCIAL SERVICES, INC.
          Unaudited Pro Forma Combined Condensed Statement of Income
                        Year Ended December 31, 1996
                    (In thousands, except per share data)

                                                                          Pro Forma    CNB/Pinnacle
                                                    CNB       Pinnacle    Adjustments   Pro Forma
                                                 --------     --------    -----------   ---------
                                                                            Increase
                                                                           (Decrease)
Interest income                                  $303,825     $147,903     $            $451,728
Interest expense                                  154,897       79,599                   234,496
                                                 --------     --------     --------     --------

     Net interest income                          148,928       68,304                   217,232

Provision for loan loss                            10,602        2,681                    13,283
                                                 --------     --------     --------     --------

Net interest income after provision for losses    138,326       65,623                   203,949

Non-interest income                                55,833       12,853                    68,686
Non-interest expense                              136,994       54,946                   191,940
                                                 --------     --------     --------     --------

Income before income taxes                         57,165       23,530                    80,695

Income taxes                                       19,570        7,443                    27,013
                                                 --------     --------     --------     --------

Net income                                        $37,595      $16,087     $             $53,682
                                                 ========     ========     ========     ========

Net income per share:
Basic                                               $1.81                                  $1.61
Diluted                                              1.78                                   1.59

Average shares outstanding:
Basic                                              20,788                                 33,280
Diluted                                            21,309                                 33,925



                         See Notes to Pro Forma Financial Data

            CNB BANCSHARES, INC./PINNACLE FINANCIAL SERVICES, INC.
          Unaudited Pro Forma Combined Condensed Statement of Income
                          Year Ended December 31, 1995
                     (In thousands, except per share data)

                                                                           Pro Forma   CNB/Pinnacle
                                                   CNB         Pinnacle    Adjustments   Pro Forma
                                                 --------      --------    -----------   ---------
                                                                            Increase
                                                                           (Decrease)
Interest income                                  $279,964      $107,916      $          $387,880
Interest expense                                  143,379        55,069                  198,448
                                                 --------      --------      --------   --------

     Net interest income                          136,585        52,847                  189,432

Provision for loan loss                             6,927         1,422                    8,349
                                                 --------      --------      --------   --------

Net interest income after provision for losses    129,658        51,425                  181,083

Non-interest income                                46,628         9,809                   56,437
Non-interest expense                              118,448        38,660                  157,108
                                                 --------      --------      --------   --------

Income before income taxes                         57,838        22,574                   80,412

Income taxes                                       21,212         6,353                   27,565
                                                 --------      --------      --------   --------

Net income                                        $36,626       $16,221      $           $52,847
                                                 ========      ========      ========   ========

Net income per share:
Basic                                               $1.78                                  $1.70
Diluted                                              1.74                                   1.67

Average shares outstanding:
Basic                                              20,527                                 31,034
Diluted                                            21,222                                 31,841



                       See Notes to Pro Forma Financial Data

                        NOTES TO PRO FORMA FINANCIAL DATA


(1) The Merger was accounted for under the pooling of interests method of accounting whereby the historical basis of the assets and liabilities of both CNB and Pinnacle were retained. In connection with the Merger, CNB exchanged 1.0365 shares of CNB Common for each share of Pinnacle Common. A total of 13,116,165 shares of CNB Common were issued, resulting in a transfer from common stock to capital surplus to reflect the decrease in aggregate par value of the currently outstanding Pinnacle Common over the stated value of the issued and outstanding shares of CNB Common.

        On August 1, 1997, Pinnacle completed mergers with Indiana Federal Corporation ("IFC") and CB Bancorp, Inc. ("CB"), each of which was accounted for under the pooling of interests method of accounting. In connection with the IFC and CB mergers, Pinnacle recorded $11.5 million of pre-tax restructuring charges and increased its provision for loan losses by $10.0 million pre-tax, which are included in the Pro Forma income statement for the year ended December 31, 1997. The restructuring charges included legal and accounting expenses, compensation and employee contracts, write-off of computer contracts, investment advisor fees and other charges. The increased provision for loan losses was primarily attributable to the conformity of loan loss reserve methodologies of IFC and CB to that of Pinnacle.

(2) In connection with the Merger, CNB will record one-time merger related charges of $41.3 million ($30.0 million after tax) during the second quarter, which will include $8.3 million in technology-related costs (including contract terminations and software and equipment write-offs), $9.7 million in severance pay and other personnel related expenses, $6.7 million in professional fees, $11.2 million in conforming accounting policies of Pinnacle to those of CNB, and $5.4 million in other costs. These amounts, including the related tax effect, have been reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 1998, but are not reflected in the Unaudited Pro Forma Combined Condensed Statements of Income because they are not expected to have a continuing impact on the combined organization.

                                EXHIBIT  INDEX
                                --------------

Exhibit No.                          Description
------------                         -----------

23(a)                      Consent of KPMG Peat Marwick LLP.

99(b)                      Press Release dated June 2, 1998.

99(c)                      Financial overview.